UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2025
BUSINESS FIRST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana (State of incorporation)	001-38447 (Commission File Number)	20-5340628 (IRS Employer Identification No.)
500 Laurel Street, Suite 101 Baton Rouge,Louisiana (Address of principal executive offices)		70801 (Zip Code)
(225) 248-7600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On April 24, 2025, Business First Bancshares, Inc. (“Business First”), the parent company of b1BANK, issued a press release announcing financial results for the first quarter ended March 31, 2025. The release also announced that the Board of Directors of Business First declared a common dividend on April 24, 2025, in the amount of $0.14 per share to the common shareholders of record on May 15, 2025. The dividend is to be paid on May 31, 2025, or as soon as practicable thereafter. Also, the board of directors declared a quarterly preferred dividend in the amount of $18.75 per share of preferred stock, which is the full quarterly dividend of 1.875% based on the per annum rate of 7.50%. The dividend will be paid on May 31, 2025, or as soon therefore as practicable, to the preferred shareholders of record as of May 15, 2025. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 7.01    Regulation FD Disclosure

On April 24, 2025, Business First made available the supplemental information attached hereto as Exhibit 99.2 prepared for use with the press release.

The information in this Item 7.01, including Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Number	Exhibit
99.1	Press Release of Business First Bancshares, Inc., dated April 24, 2025 announcing results of operations for the first quarter 2025
99.2	Investor Presentation, dated April 24, 2025, for the first quarter of 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS FIRST BANCSHARES, INC.

	By:	/s/ David R. Melville, III
	Name:	David R. Melville, III
	Title:	President and Chief Executive Officer

Date: April 24, 2025